Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$12,108,711
Unrealized Gain (Loss) on Market Value of Futures	(36,628,716)
Dividend Income	109,352
Interest Income	954,754
ETF Transaction Fees	2,800
Total Income (Loss)	$(23,453,099)

Expenses
Management Fees	$450,318
Professional Fees	59,678
Brokerage Commissions	142,003
Non-interested Directors' Fees and Expenses	5,782
Prepaid Insurance Expense	2,813
Total Expenses	$660,594
Net Income (Loss)	$(24,113,693)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/18	$688,274,581
Additions (200,000 Shares)	8,527,059
Withdrawals (600,000 Shares)	(25,249,830)
Net Income (Loss)	(24,113,693)

Net Asset Value End of Month	$647,438,117
Net Asset Value Per Share (15,350,000 Shares)	$42.18

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(957,663)
Unrealized Gain (Loss) on Market Value of Futures	570,713
Dividend Income	2,288
Interest Income	13,711
ETF Transaction Fees	1,050
Total Income (Loss)	$(369,901)

Expenses
Management Fees	$5,799
Professional Fees	5,844
Brokerage Commissions	1,578
Non-interested Directors' Fees and Expenses	92
Prepaid Insurance Expense	70
Total Expenses	13,383
Expense Waiver	(6,245)
Net Expenses	$7,138
Net Income (Loss)	$(377,039)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/18	$10,293,381
Additions (150,000 Shares)	2,586,502
Net Income (Loss)	(377,039)

Net Asset Value End of Month	$12,502,844
Net Asset Value Per Share (700,000 Shares)	$17.86

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended July 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(10,418)
Realized Trading Gain (Loss) on Foreign Currency Transactions	8
Unrealized Gain (Loss) on Market Value of Futures	(2,498)
Unrealized Gain (Loss) on Foreign Currency Translations	61
Dividend Income	682
Interest Income	1,871
Total Income (Loss)	$(10,294)

Expenses
Management Fees	$901
Professional Fees	2,744
Brokerage Commissions	246
Non-interested Directors' Fees and Expenses	14
Prepaid Insurance Expense	112
Total Expenses	4,017
Expense Waiver	(2,860)
Net Expenses	$1,157
Net Income (Loss)	$(11,451)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/18	$1,664,945
Net Income (Loss)	(11,451)

Net Asset Value End of Month	$1,653,494
Net Asset Value Per Share (100,000 Shares)	$16.53

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$11,140,630
Realized Trading Gain (Loss) on Foreign Currency Transactions	8
Unrealized Gain (Loss) on Market Value of Futures	(36,060,501)
Unrealized Gain (Loss) on Foreign Currency Translations	61
Dividend Income	112,322
Interest Income	970,336
ETF Transaction Fees	3,850
Total Income (Loss)	$(23,833,294)

Expenses
Management Fees	$457,018
Professional Fees	68,266
Brokerage Commissions	143,827
Non-interested Directors' Fees and Expenses	5,888
Prepaid Insurance Expense	2,995
Total Expenses	677,994
Expense Waiver	(9,105)
Net Expenses	$668,889
Net Income (Loss)	$(24,502,183)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/18	$700,232,907
Additions (350,000 Shares)	11,113,561
Withdrawals (600,000 Shares)	(25,249,830)
Net Income (Loss)	(24,502,183)

Net Asset Value End of Month	$661,594,455

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612